EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of Buffalo Wild Wings, Inc. (the "Company") on Form 10-Q for the period ended June 29, 2008 as filed with the Securities and Exchange Commission (the "Report"), I, Sally J. Smith, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss.906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 8, 2008

                                              By: /s/ Sally J. Smith
                                                  ------------------------------
                                                  Sally J. Smith
                                                  Chief Executive Officer